Optimal Wireless. Simplified.
Shareholders Meeting 2007

2
Safe Harbor Statement
This presentation will include “forward looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995.
What we and the Act mean by forward looking statements are all statements we make other than those dealing specifically with historical matters.  All forward looking statements are subject to risks and uncertainties that could cause the actual results to differ, possibly materially, from those projected in the forward looking statements.
Some, but not all, of these risks and uncertainties are discussed from time to time in press releases and securities filings of the Company.  We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
ISCO Confidential and Proprietary

3
Agenda
■ Expanding AIM Market Opportunities
■ ISCO’s Industry Leading Array of AIM Solutions
■ Introducing DIF - Fully Digital/Fully Software
■ What’s Next
ISCO Confidential and Proprietary

4
Expanding AIM Market Opportunities
■ The Expanding Opportunity - Spectrum Re-mining
● Operator Self Induced Inter-system Interference
● Ripping 2G out of prime spectrum for 3G/4G broadband
● Worldwide scope: 700, 850, 900, 1700 MHz
■ What is the Industry Driver for Re-Mining?
● Broadband demand is starting to explode driven by
•     Compelling apps (VoIP, User Content, Mobile Search, Location) &
• New Breed of Mobile Internet Devices (iPhone, Pearl)
● 2G Spectrum is Ideal because
• It requires significantly fewer cells - capex to deploy the broadband service
• Provides superior in-building penetration where apps are getting consumed
• Offers an overall superior user experience and therefore willingness to pay (ARPU)
■ What are the Technical Challenges of Re-Mining?
● Extremely complex planning and implementation
● Extremely spectrally inefficient
● Significantly degrades both legacy/broadband networks during transition
■ How Can ISCO Help - AIM
● Practically eliminates complexity
● Enables rapid transition and operator realization of revenue
● No comparable solution
ISCO Confidential and Proprietary

80
70
60
50
40
30
20
10
0
2002
2003
2004
2005E
2006F
2007F
2008F
2009F
2010F

1
44.5
43.1
52.5
57.4
64.5
69.0
71.7
71.4
70.4
CAGR%
 (2005E-10F)
21.2
(6.2)
4.4
Total
WCDMA
GSM
CDMA
TDMA and PDC
 (Yellow)
4.2
Billions
 of
 Dollars
Global Spending on Cellular Infrastructure by Technology
 (2002 - 2010F)
Source : CSFB, CIBC, L.E.K. Analysis
MARKET OVERVIEW
The TAM is shifting in our favor
ISCO Confidential and Proprietary

2
î This Interference is degrading network performance
AWS Challenges and Opportunities
■ Billions of dollars spent on “new” spectrum
■ Known microwave sources - cleared over time
…unfortunately….
■ Undocumented interference sources prevalent
● Not on the spectrum clearing program
● Significant impact to on-the-air timing
● Usability
ISCO Confidential and Proprietary

3
“The main challenge in deploying UMTS in band VII (UMTS900) is the interference with GSM900 due to co-existence in the same band. Interference can be overcome by allowing sufficient guard band between carriers, optimizing frequency planning and deploying special filters.”
UMTS900 Overview & Deployment Guidelines
November 2006
80-W1044-1 Rev A
900 MHz Re-mining Challenges and
 Opportunities
■ Existing GSM can introduce interference into UMTS network
■ Guard Band requirements / adjacent channel issues
■ Transition zones / co-channel issues
■ Complex frequency planning strategies to work around co-existence of UMTS & GSM challenges
ISCO Confidential and Proprietary

Lucent Technologies
Bell Labs Innovations

O2

Huawei

vodafone

ISCO INTERNATIONAL

4
Huawei completes video service trials on UMTS 900 MHz network December 5, 2006
■ Huawei technologies announced that it has completed video phone and HSDPA 3.6 Mbps services trials on a network in Europe using UMTS 900 MHz and that it plans to continue to conduct multiple UMTS 900 MHz field trials in Australia and Europe.
■ Vodafone Portugal made the first 3G/UMTS voice, videocall and data calls in the 900 MHz frequency band in Portugal. This is one of the first times in the world that such a demonstration has been carried out in a real working environment. December 19, 2006
The 900 MHz World-wide Opportunity
3G UMTS/HSDPA Field Trial Using 900 MHz Spectrum 27th July , 2006
■ O2, Manx Telecom, Lucent Technologies, and QUALCOMM announced they are conducting a third-generation (3G) UMTS and HSDPA field trial using 900 MHz spectrum on the Isle of Man.
■ "UMTS 900 may help solve the 3G coverage issues in Europe, since providing full coverage at 2100 MHz is very expensive," said Dave Williams, group CTO for O2.
 "Working with Lucent, we hope to demonstrate how UMTS 900 can complement deployments at
 2100 MHz, improve coverage, lower capital expenses and improve the customer's experience."
ISCO Confidential and Proprietary

1
What are Operators Telling ISCO?
■ Who: Head of Radio Planning & Radio Innovation Engineering
■ What
● Re-mining is reality
● Telefonica markets (Spain, Ireland etc) will be first movers
■ Who: Head of New Technology Planning
■ What
● Intent on deploying UMTS 900, and considers this "very
 important“
● Rural coverage considered as a key driver
● Some markets could be moving to UMTS 900 very soon
■ Who: VP of Technology-Services & Senior Staff Engineer
■ What:
● Qualcomm leading technical efforts  focused on UMTS re-mining
● Several current customer engagements are active
ISCO Confidential and Proprietary

2
GSM900
GSM900
UMTS900
2.7 MHz
(From QCOM 80-W1044-1 Rev A)
GSM900 blanket coverage
GSM
transition zone
GSM900/
UMTS900
Isolation
 distance
The Problem we FIX
■         Achieving adequate performance requires a
 2.7 MHz carrier offset between UMTS and
 GSM carriers
● Guard bands waste spectrum
■ Adequate co-channel isolation requires
 transition zones between UMTS900 and
 blanket GSM coverage areas
● Results in capacity loss in
 transition zones.
● Requires air-interface and band
 dependent handover to cross
 transition zones
● No solution for other sources of
 co-channel interference in the
 bands.
ISCO Confidential and Proprietary

3
GSM MS
UMTS Node B
UMTS Spectrum
Potential  GSM
Adjacent or
Co-Channels
■ dANF Scans Full
 Adjacent &
 Co-Chanel Band
 and applies
 appropriate filter
 in-band and at
 edge/out-of-band
The Problem we Fix
   ISCO’s dANF can be deployed to minimize transition
 zones and adjacent channel interference
in UMTS deployments
ISCO Confidential and Proprietary

UMTS CORE
Transition Zone

Clear 5 MHz of GSM channels
■ At a cost of ~504 GSM erlangs/site/day(1)
■ 30,240 MOU / day / site @ $.05/MOU
■ ~ $1500.00 / site / day
Market Size	Small (Rockford, IL)	Medium (St. Louis, MO)	Large (Chicago, IL)
UMTS 900 Coverage Area (sq miles)	45	80	188
Approximate Transition Sites	21	28	50
Lost GSM capacity per Transition Site	42	42	42
Lost GSM Revenue per DAY	$31,500	$42,000	$75,000
St. Louis Example
Note 1: Assumes 12 peak traffic hours/day
Carriers are losing real $$
ISCO Confidential and Proprietary

Agilent Technologies
Spectrum Analyzer
17:52:53 Nov 06, 2006
<8 Smpl/Pt
Preamp On
Atten: 0 dB
Ext Gain 28.0 dB
TRACE 1 2 3 4
TYPE W W W W
DET P P P P
ΔMKR3: +5 MHz
+42.78 dB
00:07:33
-73.0 dB
-88.0 dB
-103.0 dB
1.71000 GHz
1.72000 GHz
Save
Save Now
Type
Screen
Format
Bitmap
Name
File Location
USB
Catalog
Int Ref
Screen Image capture in progress **************

Strong narrow-band,
intermittent
interference
(max - 75 dbm)
Strong narrow and
wide-band
interference
throughout band
1
t = 0 minutes
t = 7:33 minutes
AWS Spectrum Issues
ISCO Confidential and Proprietary

2
Agenda
■ Expanding AIM Market Opportunities
■ ISCO’s Industry Leading Array of AIM Solutions
■ Introducing DIF - Fully Digital/Fully Software
■ What’s Next
ISCO Confidential and Proprietary

3
ISCO dANF
■ Border Cells
● Interference from
 competitive systems
● Difficult to control
■ Spectrum Re-mining
● GSM re-mining for
 UMTS
● Provides for “clean”
 spectrum
▪ Data/Voice Performance
 Enhancement
▪ UMTS and EVDO
▪ Minimize Guard Bands
▪ Minimize Transition Zones
■ Dense Urban
● Dynamic
 interference
 environment
● Difficult to locate
 and control
Product Solutions
■ AWS Spectrum Clearing
● Incumbent Delays
● Un-documented
 Interferers
ISCO Confidential and Proprietary

1
■ Flex 7
● 7 Carrier Support
● 1 unit / sector
● Analog Scan/Filter
● CDMA 800 only
■ digital ANF
● 12 Carrier Support
● 1 unit / SITE
● Digital Scanning
● Analog Filter
● CDMA / UMTS  800,
 1900, 2100 & AWS
■ Digital Interference Filter
● 1 unit / SITE
● Full DSP/FPGA
 Platform
● Interference
 Identification &
 Mitigation
● All Technologies
From ANF to dANF to DIF
■ ANF
● 1 Carrier Support
● 1 unit/sector
● Analog Scan/Filter
● CDMA 800 only
ISCO Confidential and Proprietary

ANF
Flex 7
digital ANF
DIF
Product

ANF
Flex 7
digital ANF
DIF

ANF
Flex 7
digital ANF
DIF

ANF
Flex 7
digital ANF
DIF

1
1
Size
Cost
Speed
Technologies
 Protected
DIF:  Size, Cost, Speed, Technology
ISCO Confidential and Proprietary

ISCO - PCAR
Help
Exit
Selected Object
Object Type: Cell
Object Name: SearsTower
Antenna View Both
Choose Sectors
Alpha
Beta
Gamma
Date Time Range
3/10/2007
To
4/10/2007
Data Range
Summary
Summary
Event (Counts)
50
43
45
50
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RChart demo
Channel
139
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4/10/2007
US (Market)
Chicago (Cell Group)
SearsTower (Cell)
NavyPier (Cell)

2
Interference Analysis Tool
Focus on Software Value-added Products
■ Multiple Reports
 Event
● Frequency
● Duration
● etc
■ Product
 Configuration
● Parameters
● Functions
■ Windows Tool
ISCO Confidential and Proprietary

3
	Base Station	Mobile Device
Forward Link	■ Arraycomm ■ TenXC	■ Tensorcomm ■ Magnolia ■ Broadcom
Reverse Link	■ ArrayComm ■ Qualcomm PIC ■ Tensorcomm ■ ISCO	■ Magnolia ■ ISCO
Uniquely Competitively Positioned
■ ISCO is THE only company working on inter-system interference
■ ISCO is THE only company focused on the Operator ($$) Channel
■ All other competitors in AIM-like technologies are start-ups
●  No existing commercial products, no customer relationships
●  Exclusively focused on OEM Channel, Long Time-to-Revenue, Risky
ISCO Confidential and Proprietary

4
Agenda
■ Expanding AIM Market Opportunities
■ ISCO’s Industry Leading Array of AIM Solutions
■ Introducing DIF - Fully Digital/Fully Software
■ What’s Next
ISCO Confidential and Proprietary

5
DIF (Digital Interference Filter) - Key Enhancements
■ In addition to frequency, filter bandwidth, depth, and
 type is variable as well.
■ Improved acquisition time (was ms/now μs) improves
 ability to mitigate highly dynamic interfering signals.
■ More filter resources available per sector permits the
 tracking of five times the number of simultaneous
 interference sources.
■ Feedback/pattern recognition capabilities allow for
 predictability and optimal filter parameterization.
→ A quantum leap in interference mitigation
 capabilities
ISCO Confidential and Proprietary

6
DIF/FPGA Development Environment
■ Industry leading
 FPGA platform
■ Fully software
 programmable
 architecture
■ Coupled with leading
 edge A/D, D/A and
 DSP components.
ISCO Confidential and Proprietary

Agilent Spectrum Analyzer - Swept SA
Reference Level -35.00 dBm
Input: RF
PNO: >30k
IFGain:Low
Trig: Free Run
Atten: 10 dB (Elec 0)
Avg Type: Log-Pwr
02:05:38 PM Jun 06, 2007
TRACE 1 2 3 4 5 6
TYPE
DET
10 dB/div
Log
Ref -35.00 dBm
Center 15.000 MHz
#Res BW(Flattop) 13 kHz
#VBW 300 Hz
Span 3.000 MHz
#Sweep 150 ms (1001 pts)
Save State
Register 1
Last:6/5/2007
1:36:51 PM
Register 2
Last:6/6/2007
2:02:07 PM
Register 3
(empty)
Register 4
(empty)
Register 5
(empty)
Register 6
(empty)
To File ...
start
FPGA_demo

7
7
ISCO Confidential and Proprietary

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DIF - Key Benefits
■ Software Upgradeable
● Enables an Interference Definition File (IDF).
● Characterize unknown interferers at future date
● Enable most current/effective elimination techniques
■ Future Proof
● Supports all future technologies
● 3G,WiMax, LTE, SDR, CogRadio, etc.
■ On Common/Industry Standard hardware platform
● Enables significant economies of scale
● Components, manufacturing, engineering
■ Significantly Improved Value Proposition
● Enables significantly lower price to drive adoption
● Yet continues to support attractive margins
ISCO Confidential and Proprietary

9
Agenda
■ Expanding AIM Market Opportunities
■ ISCO’s Industry Leading Array of AIM Solutions
■ Introducing DIF - Fully Digital/Fully Software
■ What’s Next
ISCO Confidential and Proprietary

10
Phase 1
Phase 2
Phase 3
■ SW- based stack for
 imbedded
 applications
■ Fundamentally
 cost-reduced dANF
■ Channel - OEM
● Handsets
● Infrastructure
■ Family of DIF enabled
 Products for wireless
 Industry
● TSF - DAS
■ Channel
● WiMaxx
● DVB-H
● Others
■ Software Licensing
●  Upgrade Annuities
HW DIF
SW DIF
Adaptive Interference
Management
Our Vision -
 Adaptive Interference Management
■     1st Product - dANF
■     FPGA/DSP Based
■     Standalone Product
    Category
■     Primary Channel
● Carrier/Operator
■      Creates Foundation for
    future technology
ISCO Confidential and Proprietary

11
11
RISK	2005	2006	2007
People
Technology
Implementation
Financial
Market
AIM Business Model
ISCO Confidential and Proprietary

ISCO Introduces...
an Industry First!
digital Adaptive Notch Filter

12
Why ISCO?
■ Legacy of Technical Innovation
■ Nimble, Flexible, Customer Focused
■ Ongoing R&D Vision
■ Culture of Execution, Excellence & Quality
■ Visit www.iscointl.com
ISCO Confidential and Proprietary

Optimal Wireless. Simplified.
Shareholders Meeting 2007